UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 20, 2020

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).

Emerging Growth Company
Ameren Corporation	☐
Union Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ameren Corporation	☐
Union Electric Company	☐

ITEM 8.01     Other Events.
On March 20, 2020, Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), a subsidiary of Ameren Corporation, sold $465 million principal amount of its 2.95% First Mortgage Bonds due 2030 (the “Bonds”). The Bonds were offered pursuant to a Registration Statement on Form
S-3
(File No.
 333-222108-02),
which became effective on December 15, 2017, and a Prospectus Supplement dated March 17, 2020, to a Prospectus dated December 15, 2017. Ameren Missouri received net offering proceeds of approximately $461.6 million, before expenses, upon closing of the transaction. Ameren Missouri intends to use the net offering proceeds to repay a portion of its short term debt, including short-term debt incurred in connection with its repayment at maturity of $85.0 million aggregate principal amount of its 5.00% senior secured notes due February 1, 2020.
This Current Report on Form
8-K
is being filed to report as exhibits certain documents in connection with the offering of the Bonds.
ITEM 9.01     Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Title

1
Underwriting Agreement, dated March 17, 2020, between Ameren Missouri and the several underwriters named therein, for whom MUFG Securities Americas Inc., TD Securities (USA) LLC and U.S. Bancorp Investments, Inc. are acting as representatives.

4.1*
Indenture of Mortgage and Deed of Trust, dated June 15, 1937, from Ameren Missouri to The Bank of New York Mellon, as successor trustee, as amended May 1, 1941, and Second Supplemental Indenture dated May 1, 1941 (Exhibit
B-1,
File No.
 2-4940).

4.2	Supplemental Indenture, dated March 1, 2020, by and between Ameren Missouri and The Bank of New York Mellon, as successor trustee, relating to the 2.95% First Mortgage Bonds due 2030.

5.1	Opinion of Craig W. Stensland, Esq., Senior Corporate Counsel, Ameren Services Company, regarding the legality of the Bonds (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Bonds (including consent).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Incorporated by reference as indicated.

This combined Form
8-K
is being filed separately by Ameren Corporation and Union Electric Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Michael L. Moehn

Name:	Michael L. Moehn
Title:	Executive Vice President and
Chief Financial Officer

UNION ELECTRIC COMPANY
(Registrant)

By:	/s/ Martin J. Lyons, Jr.

Name:	Martin J. Lyons, Jr.
Title:	Chairman and President

Date: March 20, 2020